STRATEGIC GLOBAL INCOME FUND, INC.                                 ANNUAL REPORT


                                                                January 15, 1998


Dear Shareholder,
We are pleased to present you with the annual report for Strategic Global Income Fund, Inc. for the year ended November 30, 1997.

--------------------------------------------------------------------------------

STRATEGIC GLOBAL INCOME FUND, INC.
FUND PROFILE
[GRAPHIC]  GOAL: High current income; secondarily capital appreciation

[GRAPHIC]  PORTFOLIO MANAGER/ADVISER:
           Stuart Waugh, Mitchell Hutchins Asset Management Inc.

[GRAPHIC]  TOTAL NET ASSETS:
           $300.4 million
           (as of 11/30/97)

[GRAPHIC]  DIVIDEND PAYMENTS:
           Monthly
--------------------------------------------------------------------------------


GENERAL MARKET OVERVIEW
--------------------------------------------------------------------------------

[GRAPHIC] Despite a sharp sell-off in October, emerging market debt outperformed bonds in developed markets during the year ended November 30, 1997. The J.P. Morgan Emerging Market Bond Index Plus returned 10.6% during the same period, compared to the Salomon Brothers World Government Bond Index, which returned -0.3%. The strong U.S. dollar substantially decreased the Salomon Index returns. On a local currency (or currency-hedged) basis, the Index returned 9.1%, which compared favorably with the 7.6% return of the Lehman Brothers Aggregate Bond Index.


PORTFOLIO REVIEW
--------------------------------------------------------------------------------

[GRAPHIC] The Fund's total return for the year ended November 30, 1997 was 5.3% based on the Fund's net asset value and 6.7% based on the Fund's share price on the New York Stock Exchange. During the year, the Fund made distributions totaling $1.12 per share--an annualized yield of 8.0% based on the 11/30/97 net asset value of $14.03, and 9.4% on the Fund's market price on the same day.


INVESTMENT STRATEGY
--------------------------------------------------------------------------------

[GRAPHIC] Through most of the fiscal year, we maintained close to 30% of net assets in non-investment grade emerging market debt. In October, we reduced that exposure from roughly 28% to 19% and invested the proceeds in U.S. Treasury securities. We sold emerging market debt not because of concerns over the Asian currency crisis, but because the securities had reached our price targets. This re-allocation helped the Fund as the Asian crisis hurt emerging market debt in October.

     We also are reducing the Fund's holdings in Australia, New Zealand and Canada. Yields in these markets are historically low and because of the Asian crisis we presently feel less comfortable in small markets of countries running large current account deficits.

     We maintained approximately one-third of the Fund's net assets in

ANNUAL REPORT


European bonds during the second half of the fiscal year. These holdings were primarily concentrated in U.K. Gilts and German government bonds. The general convergence of yields among European government markets, which began with wide differences in 1995, continued through the year. As a consequence, peripheral markets such as Spain, Italy and Sweden presently offer little yield premium over core European bond markets like Germany and the Netherlands. The reason is that investors now discount a high probability of a broad currency unification whereby bonds of most European governments will be paid in a common currency. So, with the exception of the U.K. and Sweden (which will not participate in the currency unification) European yields reflected no large differences. Therefore, we invested primarily in Germany, which we perceive to offer the safest prospective returns, and in U.K. Gilts, which still offered some yield premium compared to the rest of Europe (although this premium was reduced in the second half of the year). While the Fund continues to hold some small positions in Italian, Spanish and Swedish bonds, we will be less active in these government markets if currency unification goes ahead as presently envisioned.

     We managed the Fund's currency exposure actively over the second half of the year, varying total exposure between 20% and 33% of net assets. The Fund's primary concentrations were in German marks and British pounds. In managing currency risk, we will continue to base our decisions on an evolving balance of macro-economic and technical developments.


OUTLOOK
--------------------------------------------------------------------------------

[GRAPHIC] The available evidence presents no indication of upward price pressures globally. This lack of inflation is supportive of present valuations in global treasury markets. However, valuations are likely to be influenced by the Asian crisis's cyclical impact.

     Fears over default or devaluation in Asia have engendered risk aversion in the global fixed income markets. Together with prospective deflationary pressures emanating from the Asian devaluations, this risk aversion has generated strong appreciation in developed world treasury markets. So, while the Asian crisis created some deflationary/recessionary impulses on the one hand, it has also produced some stimulus to economic activity in the form of lower market rates in the OECD countries (Organization for Economic Cooperation and Development). Particularly in the U.S., the interplay between these countervailing forces will be highly relevant for bond prices.

     Tight monetary policy, strong relative growth domestically and strong support from the U.S. Treasury all have engendered a strong appreciation in the U.S. dollar in the last two years. While these influences are not diminishing, other forces may come into play this year. Especially important is the large and

STRATEGIC GLOBAL INCOME FUND, INC.                                 ANNUAL REPORT


growing current account deficit in the U.S. The rest of the world and especially the Asian economies are highly competitive now. When foreigners no longer want to finance this current account deficit, the dollar appreciation will end.

     On the positive side, emerging market debt generally should benefit from:

- Continued low interest rates and benign monetary policy in the Group of 7 industrialized nations.

- Continued domestic support for economic reform among government leaders in the emerging markets.

-    Current account improvement and near-term economic stabilization in Asia.

     On the negative side, emerging market debt is vulnerable to:

- Continued deterioration in commodity prices (especially oil for Mexico, Venezuela and Russia).

-    Deterioration in current accounts of most Latin American countries.

- Heavy external financing needs of Argentina and Brazil in 1998, even after the recent measures Brazil adopted to tighten fiscal and monetary policy.

-    Liquidity/solvency problems in the Asian emerging market banking sectors.

     We are evaluating when to increase our emerging market exposure again. In addition to increasing the Fund's yield, emerging market debt could offer highly competitive returns if world growth and commodity prices stabilize. Any re-allocation to emerging market debt is likely to come from U.S. Treasury securities or German and Dutch government bonds.


     Our ultimate objective in managing your investment is to help you successfully meet your financial goals. We thank you for your continued support, and welcome any comments or questions you may have.

Sincerely,

/s/ Margo N. Alexander                  /s/ Stuart Waugh

MARGO N. ALEXANDER                      STUART WAUGH
President                               Portfolio Manager
Mitchell Hutchins                       Strategic Global Income Fund Inc.
Asset Management Inc.


This letter is intended to help shareowners understand how the Fund performed during the past year, and reflects our views at the time we are writing this report. Of course, these views may change in response to changing circumstances. We encourage you to consult your investment executive regarding your personal investment program.

STRATEGIC GLOBAL INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS                                       NOVEMBER 30, 1997

  PRINCIPAL
   AMOUNT                                               MATURITY
    (000)                                                DATES            INTEREST RATES          VALUE
-------------                                     --------------------   -----------------    -------------

LONG-TERM DEBT SECURITIES--77.49%
ARGENTINA--0.06%
  US$     202    Republic of Argentina.........         03/31/05                6.688%+       $     178,416
                                                                                              -------------
AUSTRALIA--1.35%
        4,900    New South Wales Treasury
                   Corporation.................         12/01/01               12.000             4,056,581
                                                                                              -------------
BULGARIA--1.04%
  US$   4,390    Republic of Bulgaria,
                   IAB(1)......................         07/28/11                6.688+            3,127,875
                                                                                              -------------
CANADA--1.39%
       14,000    Province of British Columbia
                   Residual....................         01/09/12                8.590@            4,174,390
                                                                                              -------------
CHILE--1.00%
  US$   3,000    Empresa Nacional de
                   Electricidad, S.A...........         02/01/37                7.325             3,000,699
                                                                                              -------------
GERMANY--10.11%
       49,043    Federal Republic of Germany...   07/22/02 to 07/04/07    6.000 to 8.000         30,371,964
                                                                                              -------------
ITALY--2.03%
    9,475,000    Republic of Italy.............   02/01/99 to 04/01/04    8.500 to 9.500          6,101,870
                                                                                              -------------
MEXICO--6.09%
  US$   2,536    Coca Cola Femsa, S.A. de
                   C.V.........................         11/01/06                8.950             2,574,040
  US$   3,000    Fifth Mexican Acceptance
                   Corporation(6)..............         12/15/98                8.000**             165,583
  US$     839    Hylsa.........................         09/15/07                9.250               826,415
  US$   4,688    Mexican Multi Year Refinance
                   Loan Participation (Salomon
                   Brothers)(2)(6).............         03/20/05                6.625+            4,271,484
  US$   8,787    United Mexican States,
                   DISC(3).....................         12/31/19          6.617 to 6.693+         8,007,154
  US$   3,000    United Mexican States,
                   PAR(4)......................         12/31/19                6.250             2,433,750
                                                                                              -------------
                                                                                                 18,278,426
                                                                                              -------------
MOROCCO--2.19%
  US$   2,755    Kingdom of Morocco Loan
                   Participation, Tranche A
                   (JP Morgan)(2)(6)...........         01/01/09                6.656+            2,334,863
  US$   5,000    Kingdom of Morocco Loan
                   Participation, Tranche A
                   (Salomon Brothers)(2)(6)....         01/01/09                6.656+            4,237,500
                                                                                              -------------
                                                                                                  6,572,363
                                                                                              -------------
NETHERLANDS--2.42%
       12,770    Government of Netherlands.....         09/15/01                8.750             7,270,799
                                                                                              -------------
NEW ZEALAND--4.19%
       18,253    Government of New
                   Zealand(1)..................         03/15/02               10.000            12,569,513
                                                                                              -------------
PANAMA--1.40%
  US$   4,562    Republic of Panama............         09/30/27                8.875             4,208,445
                                                                                              -------------

STRATEGIC GLOBAL INCOME FUND, INC.

  PRINCIPAL
   AMOUNT                                               MATURITY
    (000)                                                DATES            INTEREST RATES          VALUE
-------------                                     --------------------   -----------------    -------------


LONG-TERM DEBT SECURITIES--(CONCLUDED)

POLAND--5.02%
       37,301    Republic of Poland(6).........   10/12/01 to 02/12/03         12.000%        $   7,784,890
  US$   8,600    Republic of Poland, PDI.......         10/27/14                4.000#            7,288,500
                                                                                              -------------
                                                                                                 15,073,390
                                                                                              -------------
RUSSIA--0.90%
  US$   3,000    City of St. Petersburg........         06/18/02                9.500             2,715,000
                                                                                              -------------
SPAIN--1.51%
      584,180    Government of Spain...........         03/25/00               12.250             4,532,150
                                                                                              -------------
SWEDEN--2.27%
       43,500    Kingdom of Sweden.............   06/15/01 to 05/05/03   10.250 to 13.000         6,801,562
                                                                                              -------------
UNITED KINGDOM--9.05%
       13,775    United Kingdom Gilt...........   07/14/00 to 12/07/15    8.000 to 13.000        27,194,381
                                                                                              -------------
UNITED STATES--22.47%
    NZD 2,325    Federal National Mortgage
                   Association.................         06/20/02                7.250             1,421,815
        6,000    Ford Motor Credit
                   Corporation.................         09/10/02                6.550             6,009,612
       13,900    U.S. Treasury Inflation Index
                   Notes.......................         01/15/07                3.375            13,952,521
       44,670    U.S. Treasury Notes(1)........   05/31/99 to 05/15/07    6.500 to 6.750         46,119,357
                                                                                              -------------
                                                                                                 67,503,305
                                                                                              -------------
VENEZUELA--3.00%
  US$   5,608    Republic of Venezuela.........         09/15/27                9.250             4,907,000
  US$   4,825    Republic of Venezuela,
                   PAR(1)(5)...................         03/31/20                6.750             4,113,312
                                                                                              -------------
                                                                                                  9,020,312
                                                                                              -------------
Total Long-Term Debt Securities
  (cost--$233,335,909).........................                                                 232,751,441
                                                                                              -------------

SHORT-TERM DEBT SECURITIES--3.93%
DENMARK--2.28%
       44,167    Government of Denmark.........         11/15/98                9.000             6,855,866
                                                                                              -------------
UNITED STATES--1.65%
        5,000    U.S. Treasury Bills...........         01/22/98                5.160@            4,962,650
                                                                                              -------------
Total Short-Term Debt Securities
  (cost--$11,839,292)..........................                                                  11,818,516
                                                                                              -------------

REPURCHASE AGREEMENTS--16.98%
       12,745    Repurchase Agreement dated
                   11/28/97 with Citicorp
                   Securities, Inc.,
                   collateralized by
                   $10,680,000 U.S. Treasury
                   Bonds, 7.625% due 02/15/25
                   (value $13,002,900);
                   proceeds: $12,751,033.......         12/01/97                5.680            12,745,000
       12,745    Repurchase Agreement dated
                   11/28/97 with Dresdner Bank
                   AG, collateralized by
                   $11,951,000 U.S. Treasury
                   Bonds, 6.625% due 02/15/27
                   (value $12,999,939);
                   proceeds: $12,751,033.......         12/01/97                5.680            12,745,000
       12,748    Repurchase Agreement dated
                   11/28/97 with First Chicago
                   Corp., collateralized by
                   $13,360,000 U.S. Treasury
                   Bills, due 05/28/98 (value
                   $13,005,960); proceeds:
                   $12,754,055.................         12/01/97                5.700            12,748,000

STRATEGIC GLOBAL INCOME FUND, INC.

  PRINCIPAL
   AMOUNT                                               MATURITY             INTEREST
    (000)                                                DATES                 RATES              VALUE
-------------                                     --------------------   -----------------    -------------

REPURCHASE AGREEMENTS--(CONCLUDED)

  $    12,745    Repurchase Agreement dated
                   11/28/97 with Salomon
                   Brothers, Inc.,
                   collateralized by
                   $12,801,000 U.S. Treasury
                   Notes, 5.875% due 02/28/99
                   (value $13,006,200);
                   proceeds: $12,751,054.......         12/01/97                5.700%        $  12,745,000
                                                                                              -------------
Total Repurchase Agreements
  (cost--$50,983,000)..........................                                                  50,983,000
                                                                                              -------------
Total Investments Before Investments of Cash
  Collateral for Securities Loaned
  (cost--$296,158,201).........................                                                 295,552,957
                                                                                              -------------

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED--7.22%
REPURCHASE AGREEMENTS--2.48%
        5,000    Repurchase Agreement dated
                   11/28/97 with B.T. Alex
                   Brown, collateralized by
                   $4,420,000 U.S. Treasury
                   Bonds, 7.500% due 11/15/16
                   (value $5,100,680);
                   proceeds: $5,002,375........         12/01/97                5.700             5,000,000
                                                                                              -------------
        2,453    Repurchase Agreement dated
                   11/28/97 with Union Bank
                   Switzerland, Inc.,
                   collateralized by $2,018,000
                   U.S. Treasury Bonds, 10.000%
                   due 05/15/10 (value
                   $2,502,320); proceeds:
                   $2,454,165..................         12/01/97                5.700             2,453,000
                                                                                              -------------
Total Repurchase Agreements
  (cost--$7,453,000)...........................                                                   7,453,000
                                                                                              -------------

  NUMBER OF
   SHARES
-------------
MONEY MARKET FUNDS--4.74%
   12,786,370    Liquid Assets Portfolio.......      12,786,370
    1,354,798    Prime Portfolio...............       1,354,798
       90,401    TempFund Portfolio............          90,401
                                                  -------------
Total Money Market Funds (cost--$14,231,569)...      14,231,569
                                                  -------------
Total Investments of Cash Collateral for
  Securities Loaned (cost--$21,684,569)........      21,684,569
                                                  -------------
Total Investments
  (cost--$317,842,770)--105.62%................     317,237,526
Liabilities in excess of other
  assets--(5.62)%..............................     (16,868,863)
                                                  -------------
Net Assets--100.00%............................   $ 300,368,663
                                                  -------------
                                                  -------------

-----------------

Note: The Portfolio of Investments is listed by the issuer's country of origin.

*    In local currency unless otherwise indicated

**   Non-income producing security

DISC  Discount Bond

IAB  Interest Arrears Bonds

NZD  New Zealand Dollars

PAR  Par Bond

PDI  Past Due Interest Bond

+   Reflects rate at November 30, 1997 on variable coupon rate instruments

#   Reflects rate at November 30, 1997 on step up coupon rate instruments

@   Yield to maturity for zero coupon bonds and discounted securities

(1)  Security, or portion thereof, was on loan at November 30, 1997

(2) Participation interest was acquired through the financial institution indicated parenthetically

(3) With an additional 12,826,000 recoverable rights maturing on 06/30/03 with no market value

(4) With an additional 3,000,000 recoverable rights attached maturing on 06/30/03 with no market value

(5)  With 24,125 oil warrants attached expiring on 04/15/20 with no market value

(6)  Illiquid securities representing 6.26% of net assets

STRATEGIC GLOBAL INCOME FUND, INC.

FORWARD FOREIGN CURRENCY CONTRACTS

                                                                                                    UNREALIZED
                                       CONTRACTS TO           IN EXCHANGE           MATURITY       APPRECIATION
                                          DELIVER                 FOR                 DATES        (DEPRECIATION)
                                      ---------------    ---------------------    -------------    -------------
                                                                                   01/27/98 to
     Australian Dollars............        10,115,000          US$   7,499,234      02/27/98       $    590,386
     Australian Dollars............         6,700,000          US$   4,877,935      12/10/97            302,839
     Australian Dollars............         3,000,000          US$   2,109,300      03/03/98             56,024
                                                                                   12/18/97 to
     British Pounds................        10,771,450          US$  17,601,850      01/12/98           (571,035)
     British Pounds................         3,850,000          US$   6,183,100      01/05/98           (319,553)
     Czech Korunas.................       164,916,461          US$   4,725,443      04/29/98            (62,377)
     German Deutschemarks..........         8,240,000          US$   5,248,742      01/21/98            577,275
     German Deutschemarks..........         3,600,000          US$   2,042,669      12/22/97              1,737
     German Deutschemarks..........         3,492,000          US$   1,980,827      12/22/97              1,123
     Italian Lira..................    12,525,000,000          US$   7,073,434      02/27/98           (170,661)
                                                                                   12/15/97 to
     New Zealand Dollars...........        11,940,000          US$   7,660,074      12/19/97            300,285
     New Zealand Dollars...........         7,328,000          US$   4,587,328      01/13/98             75,272
     New Zealand Dollars...........         2,000,000          US$   1,236,000      01/14/98              4,115
     Polish Zloties................        19,550,000          US$   5,124,240      03/02/98           (403,043)
     Spanish Pesetas...............       292,574,254          US$   2,098,209      02/10/98            136,553
     Swedish Kronas................        75,158,403          US$   9,897,252      01/14/98            170,352
     U.S. Dollars..................         5,927,480          AUD   8,115,000      02/27/98           (386,150)
     U.S. Dollars..................         4,631,107          AUD   6,700,000      12/10/97            (56,011)
     U.S. Dollars..................         8,233,806          CAD  11,720,000      12/05/97             (2,152)
     U.S. Dollars..................         4,782,405          CZK 164,916,461      04/29/98              5,415
     U.S. Dollars..................         4,900,387           DEM  8,240,000      01/21/98           (228,920)
     U.S. Dollars..................         2,067,183           DEM  3,600,000      12/22/97            (26,251)
     U.S. Dollars..................         2,024,348           DEM  3,492,000      12/22/97            (44,644)
     U.S. Dollars..................         2,022,790          ESP 292,574,254      02/10/98            (61,134)
     U.S. Dollars..................         6,421,030          GBP   3,850,000      01/05/98             81,623
     U.S. Dollars..................         3,672,525          GBP   2,300,000      12/18/97            212,177
     U.S. Dollars..................         4,693,398        ITL 8,037,000,000      02/27/98            (41,419)
     U.S. Dollars..................         5,323,929          PLN  19,550,000      03/02/98            203,354
     U.S. Dollars..................         3,172,823          SEK  25,093,403      01/14/98             71,440
                                                                                                   -------------
                                                                                                   $    416,620
                                                                                                   -------------
                                                                                                   -------------

-----------------

CURRENCY TYPE ABBREVIATIONS:

AUD--Australian Dollars

CAD--Canadian Dollars

CZK--Czech Korunas

DEM--German Deutschemarks

ESP--Spanish Pesetas

GBP--British Pounds

ITL--Italian Lira

PLN--Polish Zloties

SEK--Swedish Kronas

STRATEGIC GLOBAL INCOME FUND, INC.

INVESTMENTS BY TYPE OF ISSUER

                                                                PERCENTAGE OF NET
                                                                      ASSETS
                                                              ----------------------
                                                              LONG-TERM   SHORT-TERM
                                                              ---------   ----------
Government and other public issuers.........................    73.36%       3.93%
Repurchase agreements.......................................    --         16.98
Investments of cash collateral for securities loaned........    --           7.22
Other.......................................................     4.13       --
                                                              ---------     -----
                                                                77.49%      28.13%
                                                              ---------     -----
                                                              ---------     -----

                 See accompanying notes to financial statements

STRATEGIC GLOBAL INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES                            NOVEMBER 30, 1997

ASSETS:
Investments in securities, at value
  (cost--$245,175,201)..................  $ 244,569,957
Repurchase Agreements
  (cost--$50,983,000)...................     50,983,000
Investments of Cash Collateral for
  Securities Loaned
  (cost--$21,684,569)...................     21,684,569
Cash denominated in foreign currencies,
  at value (cost--$5,643,927)...........      5,643,927
Receivables for investments and foreign
  currency sold.........................      9,804,042
Interest receivable.....................      5,575,922
Unrealized appreciation on forward
  foreign currency contracts............      2,789,970
Other assets............................         21,538
                                          -------------
Total assets............................    341,072,925
                                          -------------

LIABILITIES:
Collateral for securities loaned........     21,684,569
Payables for investments and foreign
  currency purchased....................     16,068,260
Unrealized depreciation on forward
  foreign currency contracts............      2,373,350
Payable to affiliates...................        254,673
Accrued expenses and other
  liabilities...........................        323,410
                                          -------------
Total liabilities.......................     40,704,262
                                          -------------

NET ASSETS:
Capital stock--$0.001 par value; total
  authorized shares--100,000,000;
  21,407,128 shares issued and
  outstanding...........................    296,201,007
Distributions in excess of net
  investment income.....................     (2,120,700)
Accumulated net realized gains from
  investment transactions...............      6,629,687
Net unrealized depreciation of
  investments, other assets, liabilities
  and forward contracts denominated in
  foreign currencies....................       (341,331)
                                          -------------
Net assets..............................  $ 300,368,663
                                          -------------
                                          -------------
Net asset value per share...............         $14.03
                                          -------------
                                          -------------

                 See accompanying notes to financial statements

STRATEGIC GLOBAL INCOME FUND, INC.

STATEMENT OF OPERATIONS

                                           FOR THE YEAR
                                              ENDED
                                           NOVEMBER 30,
                                               1997
                                           ------------
INVESTMENT INCOME:
Interest (net of foreign withholding
  taxes)................................   $26,941,222
                                           ------------

EXPENSES:
Investment advisory and
  administration........................     3,049,141
Custody and accounting..................       290,353
Reports and notices to shareholders.....       150,867
Legal and audit fees....................        81,217
Transfer agency fees....................        63,321
Directors' fees.........................        12,395
Amortization of organizational
  expenses..............................        12,633
Other expenses..........................         7,065
                                           ------------
                                             3,666,992
                                           ------------
NET INVESTMENT INCOME...................    23,274,230
                                           ------------

REALIZED AND UNREALIZED GAINS (LOSSES)
  FROM INVESTMENT ACTIVITIES:
Net realized gains (losses) from:
    Investment transactions.............    15,899,310
    Foreign currency transactions.......    (3,753,279)
Net change in unrealized
  appreciation/depreciation of:
    Investments.........................   (21,692,914)
    Other assets, liabilities and
    forward contracts denominated in
    foreign currencies..................     1,850,210
                                           ------------
NET REALIZED AND UNREALIZED LOSS FROM
  INVESTMENT ACTIVITIES.................    (7,696,673)
                                           ------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS.......................   $15,577,557
                                           ------------
                                           ------------

                 See accompanying notes to financial statements

STRATEGIC GLOBAL INCOME FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

                                                    FOR THE YEARS ENDED
                                                       NOVEMBER 30,
                                          ---------------------------------------
                                                 1997                 1996
                                          ------------------   ------------------
FROM OPERATIONS:
Net investment income...................  $      23,274,230    $      24,047,137
Net realized gains from investment
  transactions..........................         15,899,310            5,031,635
Net realized gains (losses) from foreign
  currency transactions.................         (3,753,279)             378,118
Net change in unrealized
  appreciation/depreciation of:
  Investments...........................        (21,692,914)          19,594,519
  Other assets, liabilities and forward
  contracts denominated in foreign
  currencies............................          1,850,210           (1,208,863)
                                          ------------------   ------------------
Net increase in net assets resulting
  from operations.......................         15,577,557           47,842,546
                                          ------------------   ------------------

DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
Net investment income...................        (20,467,355)         (25,405,979)
Net realized gains from investment
  transactions..........................         (3,455,110)          --
Net realized gains from foreign currency
  transactions..........................         --                     (881,974)
                                          ------------------   ------------------
                                                (23,922,465)         (26,287,953)
                                          ------------------   ------------------
Net increase (decrease) in net assets...         (8,344,908)          21,554,593

NET ASSETS:
Beginning of year.......................        308,713,571          287,158,978
                                          ------------------   ------------------
End of year.............................  $     300,368,663    $     308,713,571
                                          ------------------   ------------------
                                          ------------------   ------------------

                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

  Strategic Global Income Fund, Inc. (the "Fund") was incorporated in the state of Maryland on November 15, 1991 and is registered with the Securities and Exchange Commission as a closed-end, non-diversified management investment company. Organizational costs have been deferred and are being amortized using the straight line method over a period not to exceed 60 months from the date the Fund commenced operations.

  The preparation of financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Following is a summary of significant accounting policies:

  VALUATION OF INVESTMENTS--Securities which are listed on stock exchanges are valued at the last sale price on the day the securities are being valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange designated as the primary market by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), an asset management subsidiary of PaineWebber Incorporated ("PaineWebber") and the investment adviser and administrator of the Fund. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") are valued at the last trade price on Nasdaq prior to the time of valuation; other OTC securities are valued at the last bid price available in the OTC market prior to the time of valuation (other than short-term debt instruments that mature in sixty days or less). The amortized cost method of valuation generally is used to value short-term debt instruments with sixty days or less remaining to maturity. Securities and assets for which market quotations are not readily available (including restricted and/or illiquid securities subject to limitations as to their sale) are valued at fair value as determined in good faith under the direction of the Fund's board of directors ("board"). All investments quoted in foreign currencies will be valued weekly in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund's custodian.

  Foreign currency exchange rates are generally determined prior to the close of the New York Stock Exchange ("NYSE"). Occasionally events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the NYSE, which will not be reflected in the computation of the Fund's net asset value on that day. If events occur materially affecting the value of such securities or currency exchange rates during such time period, the securities will be valued at their fair value as determined in good faith by or under the direction of the board.

  REPURCHASE AGREEMENTS--The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/ or retention of the collateral may be subject to legal proceedings. The Fund occasionally participates in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

NOTES TO FINANCIAL STATEMENTS

  INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted as adjustments to interest income and the identified cost of investments.

  FOREIGN CURRENCY TRANSLATION--The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (1) Market value of investment securities, other assets and liabilities--at the exchange rates prevailing at the end of the period. (2) Purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

  Although the net assets and the market value of the Fund are presented at the foreign exchange rates at the close of the period, the Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to U.S. federal income tax regulations. Certain foreign exchange gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income in accordance with federal income tax regulations.

  FORWARD FOREIGN CURRENCY CONTRACTS--The Fund may enter into forward foreign currency exchange contracts ("forward contracts") in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency.

  The Fund has no specific limitation on the percentage of assets which may be committed to such contracts. The Fund may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the Fund maintains cash, U.S. government securities or liquid securities in a segregated account in an amount not less than the value of its total assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked to market daily.

  Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

  Fluctuations in the value of forward contracts are recorded for book purposes as unrealized gains or losses by the Fund. Realized gains and losses include net gains and losses recognized by the Fund on contracts which have matured.

  DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and distributions from realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications.

CONCENTRATION OF RISK

  Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse

NOTES TO FINANCIAL STATEMENTS

fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Fund is authorized to invest. The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments particular to specific industry, country or region.

INVESTMENT ADVISER AND ADMINISTRATOR

  The Fund has an Investment Advisory and Administration Contract ("Advisory Contract") with Mitchell Hutchins. In accordance with the Advisory Contract, the Fund pays Mitchell Hutchins an investment advisory and administration fee, which is accrued weekly and paid monthly, at the annual rate of 1.00% of the Fund's average weekly net assets. At November 30, 1997, the Fund owed Mitchell Hutchins $252,072 in investment advisory and administration fees.

SECURITY LENDING

  The Fund may lend securities up to 33 1/3% of its total assets to qualified institutions. The loans are secured at all times by cash or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest, determined on a daily basis and adjusted accordingly. The Fund will retain record ownership of loaned securities to exercise certain beneficial rights, however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation, which is included in interest income, for lending its securities from interest earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. For the year ended November 30, 1997, PaineWebber earned $40,149 as the Fund's lending agent. At November 30, 1997, the Fund owed PaineWebber $2,601 for security lending.

  As of November 30, 1997, the Fund's custodian held cash and cash equivalents having an aggregate value of $21,684,569 as collateral for portfolio securities loaned having a market value of $19,938,157.

INVESTMENTS IN SECURITIES

  For federal income tax purposes, the cost of securities owned at November 30, 1997, was substantially the same as the cost of securities for financial statement purposes.

  At November 30, 1997, the components of net unrealized depreciation of investments were as follows:

Gross appreciation (investments having an excess of value
  over cost)................................................  $  9,814,262
Gross depreciation (investments having an excess of cost
  over value)...............................................   (10,419,506)
                                                              ------------
Net unrealized depreciation of investments..................  $   (605,244)
                                                              ------------
                                                              ------------

  For the year ended November 30, 1997, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $339,555,831 and $323,406,167, respectively.

CAPITAL STOCK

  There are 100,000,000 shares of $0.001 par value capital stock authorized. Of the 21,407,128 shares outstanding at November 30, 1997, Mitchell Hutchins owned 8,729 shares.

NOTES TO FINANCIAL STATEMENTS

FEDERAL TAX STATUS

  The Fund intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

  To reflect reclassifications arising from permanent "book/tax" differences for the year ended November 30, 1997, undistributed net investment income was decreased by $3,624,354, accumulated net realized gains from investment transactions were increased by $3,635,159 and capital stock was decreased by $10,805. Permanent book/tax differences are primarily attributable to foreign currency gains/losses.

STRATEGIC GLOBAL INCOME FUND, INC.

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout each year is presented below:

                                                      FOR THE YEARS ENDED NOVEMBER 30,
                                          ---------------------------------------------------------
                                            1997        1996        1995        1994        1993
                                          ---------   ---------   ---------   ---------   ---------
Net asset value, beginning of year......  $  14.42    $  13.41    $  13.07    $  14.92    $  13.47
                                          ---------   ---------   ---------   ---------   ---------
Net investment income...................      1.09        1.12        1.19        1.08        1.12
Net realized and unrealized gains
 (losses) from investments and foreign
 currency...............................     (0.36)       1.12        0.27       (1.80)       1.51
                                          ---------   ---------   ---------   ---------   ---------
Net increase (decrease) from investment
 operations.............................      0.73        2.24        1.46       (0.72)       2.63
                                          ---------   ---------   ---------   ---------   ---------
Dividends from net investment income....     (0.96)      (1.19)      (1.12)      (0.82)      (1.12)
Distributions from net realized gains
 from investment and foreign currency
 transactions...........................     (0.16)      (0.04)      --          (0.15)      (0.06)
Distribution from paid in capital.......     --          --          --          (0.16)      --
                                          ---------   ---------   ---------   ---------   ---------
Total dividends and distributions to
 shareholders...........................     (1.12)      (1.23)      (1.12)      (1.13)      (1.18)
                                          ---------   ---------   ---------   ---------   ---------
Net asset value, end of year............  $  14.03    $  14.42    $  13.41    $  13.07    $  14.92
                                          ---------   ---------   ---------   ---------   ---------
                                          ---------   ---------   ---------   ---------   ---------
Market value, end of year...............  $  11.94    $  12.25    $  11.25    $  11.13    $  14.25
                                          ---------   ---------   ---------   ---------   ---------
                                          ---------   ---------   ---------   ---------   ---------
Total investment return(1)..............      6.67%      20.80%      11.81%     (14.53)%     19.92%
                                          ---------   ---------   ---------   ---------   ---------
                                          ---------   ---------   ---------   ---------   ---------
Ratios/Supplemental Data:
Net assets, end of year (000's).........  $300,369     $308,714    $287,159    $279,773    $319,496
Expenses to average net assets..........      1.20%       1.21%       1.24%       1.27%       1.58%**
Net investment income to average net
 assets.................................      7.63%       8.14%       9.20%       8.01%       7.81%**
Portfolio turnover rate.................       134%        111%        121%         82%        111%

-----------------

** Includes 0.31% of interest expense relating to reverse repurchase agreement transactions entered into during the fiscal year.

(1) Total investment return is calculated assuming a purchase of one share at market value on the first day of each year reported, reinvestment of all dividends and distributions in accordance with the Fund's Dividend Reinvestment Plan, and a sale at market value on the last day of each year reported. Total investment return does not reflect brokerage commissions.

STRATEGIC GLOBAL INCOME FUND, INC.

REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Shareholders
Strategic Global Income Fund, Inc.

  We have audited the accompanying statement of assets and liabilities of Strategic Global Income Fund, Inc., including the portfolio of investments, as of November 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at November 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Strategic Global Income Fund, Inc. at November 30, 1997 and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

                                                [ERNST & YOUNG SIGNATURE]

New York, New York
January 23, 1998

STRATEGIC GLOBAL INCOME FUND, INC.

TAX INFORMATION (UNAUDITED)

  We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal year end (November 30, 1997) as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, we are advising you that the Fund made distributions during the fiscal year of $0.9561 derived from net investment income (taxable as ordinary income) and $0.1614 from long term capital gains.

  Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

  Since the Fund's fiscal year is not the calendar year, another notification will be sent in respect of calendar 1997. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 1998. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

STRATEGIC GLOBAL INCOME FUND, INC.

GENERAL INFORMATION(UNAUDITED)

THE FUND

  Strategic Global Income Fund, Inc. ("the Fund") is a non-diversified, closed-end management investment company whose shares trade on the New York Stock Exchange, Inc. ("NYSE"). The Fund's primary investment objective is to achieve a high level of current income; capital appreciation is a secondary objective in the selection of investments. The Fund's investment adviser and administrator is Mitchell Hutchins Asset Management Inc., a wholly owned subsidiary of PaineWebber Incorporated, which has approximately $47.5 billion in assets under management as of December 31, 1997.

SHAREHOLDER INFORMATION

  The Fund's NYSE trading symbol is "SGL". Comparative net asset value and market price information about the Fund is published weekly in THE WALL STREET JOURNAL, THE NEW YORK TIMES and BARRON'S, as well as numerous other newspapers.

  The Fund's board has amended the Fund's investment policy of normally investing at least 65% of its total assets in certain types of securities rated at least BBB by Standard & Poor's, Baa by Moody's Investors Service or, if not rated by them, determined by Mitchell Hutchins to be of comparable quality. This investment policy now provides that at least 65% of the Fund's total assets will consist of such securities or receivables from the sale of such securities.

  An annual meeting of shareholders of the Fund was held on March 27, 1997. At the meeting, Margo N. Alexander, Richard Q. Armstrong, E. Garrett Bewkes, Jr., Richard R. Burt, Mary C. Farrell, Meyer Feldberg, George W. Gowen, Frederic V. Malek, and Carl W. Schafer, were elected to serve as directors until the next annual meeting of shareholders, or until their successors are elected and qualified; and Ernst & Young LLP was ratified as independent auditors for the Fund for the fiscal year ended November 30, 1997.

PROPOSAL 1

                                                                                                       SHARES           SHARES
                                                                                                       VOTED           WITHHOLD
                                                                                                        FOR           AUTHORITY
                                                                                                  ----------------  --------------
1. To vote for or against the election of:
Margo N. Alexander..............................................................................        19,125,908       1,035,973
Richard Q. Armstrong............................................................................        19,133,616       1,028,265
E. Garrett Bewkes, Jr...........................................................................        19,121,891       1,039,990
Richard R. Burt.................................................................................        19,130,293       1,031,588
Mary C. Farrell.................................................................................        19,135,703       1,026,178
Meyer Feldberg..................................................................................        19,135,075       1,026,806
George W. Gowen.................................................................................        19,113,933       1,047,948
Frederic V. Malek...............................................................................        19,124,222       1,037,659
Carl W. Schafer.................................................................................        19,130,888       1,030,993

STRATEGIC GLOBAL INCOME FUND, INC.

GENERAL INFORMATION-(CONCLUDED)
PROPOSAL 2

                                                                                                   SHARES       SHARES      SHARES
                                                                                                    VOTED      WITHHOLD      VOTED
                                                                                                     FOR       AUTHORITY    AGAINST
                                                                                                 -----------  -----------  ---------
2. Ratification of the selection of Ernst & Young LLP as independent auditors for the fiscal
  year ending November 30, 1997................................................................   19,319,978      28,331     713,572

(BROKER NON-VOTES AND ABSTENTIONS ARE INCLUDED WITHIN THE "SHARES WITHHOLD AUTHORITY" TOTALS.)

DISTRIBUTION POLICY

  The Fund's Board of Directors has established a Dividend Reinvestment Plan (the "Plan") under which all common stockholders whose shares are registered in their own names, or in the name of PaineWebber or its nominee, will have all dividends and other distributions on their shares automatically reinvested in additional shares of common stock, unless such common stockholders elect to receive cash. Common stockholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such stockholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

  A stockholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and stockholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund's transfer agent and should include the stockholder's name and address as they appear on that share certificate or in the transfer agent's records. An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a stockholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

  Additional shares of common stock acquired under the Plan will be purchased in the open market, on the NYSE, at prices that may be higher or lower than the net asset value per share of the common stock at the time of the purchase. The number of shares of common stock purchased with each dividend will be equal to the result obtained by dividing the amount of the dividend payable to a particular stockholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market. The Fund will not issue any new shares of common stock in connection with the Plan. There is no charge to participants for reinvesting dividends or other distributions. The transfer agent's fees for handling the reinvestment of distributions will be paid by the Fund. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the transfer agent's open market purchases of common stock in connection with the reinvestment of distributions. The automatic reinvestment of dividends and other distributions in shares of common stock does not relieve participants of any income tax that may be payable on such distributions. See "Tax Information."

  Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at PNC Bank, National Association, c/o PFPC Inc., P.O. Box 8950, Wilmington, Delaware 19899.

DIRECTORS

E. Garrett Bewkes, Jr.             Mary C. Farrell
CHAIRMAN
                                   Meyer Feldberg
Margo N. Alexander
                                   George W. Gowen
Richard Q. Armstrong
                                   Frederic V. Malek
Richard R. Burt
                                   Carl W. Schafer

PRINCIPAL OFFICERS

Margo N. Alexander                 Paul H. Schubert
PRESIDENT                          VICE PRESIDENT AND TREASURER

Victoria E. Schonfeld              Stuart Waugh
VICE PRESIDENT                     VICE PRESIDENT

Dianne E. O'Donnell                Dennis McCauley
VICE PRESIDENT AND SECRETARY       VICE PRESIDENT


INVESTMENT ADVISER AND
ADMINISTRATOR

Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, New York 10019


NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(c) OF THE INVESTMENT COMPANY ACT OF 1940 THAT FROM TIME TO TIME THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET AT MARKET PRICES.

THIS REPORT IS SENT TO THE SHAREHOLDERS OF THE FUND FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR THE USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.

                                        NOVEMBER 30, 1997








                                        ----------------------------------------

                                        STRATEGIC
                                        GLOBAL
                                        INCOME
                                        FUND, INC.



                                        ANNUAL REPORT









          PAINEWEBBER
-C-1998 PaineWebber Incorporated
          Member SIPC